Exhibit 10.32

.OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE N/A		PAGE OF PAGES 1 | 4
2. AMENDMENT/MODIFICATION NO. 0003	3. EFFECTIVE DATE October 31, 2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612		MID RCB-B
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP: Code)		(☐)	9A. AMENDMENT OF SOLICITATION NO.

Pfenex, Inc. 10790 Roselle Street San Diego, CA 92121			9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272201200033C
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		09/27/2012

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended,        ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(☐)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor        ☐ is not, ☒ is required to sign this document and return     1     copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: The purpose of this modification is to extend the Period of Performance through December 31, 2015 and update various articles.

TOTAL FUNDS CURRENTLY ALLOTTED: $2,180,144 (Unchanged) TOTAL ESTIMATED COST: $2,180,144 (Unchanged)	FUNDED THROUGH DATE: December 31, 2015 (Changed) COMPLETION DATE: December 31, 2015 (Changed)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Lucy, Chief Business Officer		Michael P. Welsh Contracting Officer, MID RCB-B, OA, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Patrick Lucy (Signature of person authorized to sign)	10-31-14	BY /s/ Aileene Mitchellford (Signature of Contracting Officer)	10-31-14

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA

Contract No: HHSN272201200033C	Modification No: 03	Page 2 of 4

The period of performance listed on the face page of the contract (SF-26) in Block 15A is changed as follows: “09/27/2012 – 12/31/2015”

ARTICLE B.2. ESTIMATED COST – OPTION, paragraph e., is hereby modified as follows:

e.	Payments shall be made from the PRISM / NBS Line Item Numbers as follows:

PRISM /NBS Line Item No.	Option / Increment Description	PRISM / NBS Line Item Period of Performance	Funded Amount
Line 1	Base Period – Vaccine Technologies to Advance Next Generation Anthrax Vaccines	09/27/2012 – 12/31/2015	$2,180,144

ARTICLE F.2. DELIVERIES, paragraph c., is hereby modified as follows:

c.	Copies of the Reports shall be sent to the following addresses:

Recipient	Address
NIAID Contract Officer Representative	Patrick Sanz, Ph.D. Vaccines and other Biological Products Development Section Office of Biodefense Research Affairs (OBRA) DMID/NIAID/NIH 5601 Fishers Lane, Room 8G49, 9825 Rockville, MD 20892-9825
NIAID Contracting Officer	National Institutes of Health, DHHS National Institute of Allergy and Infectious Diseases Division of Extramural Activities, OA 5601 Fishers Lane, Room 3B49, 9821 Rockville, MD 20892-9821
NIAID Office of Policy for Extramural Research Administration (OPERA)

National Institutes of Health

Office of Policy for Extramural Research Administration (OPERA)

Extramural Inventions and Technology Resource Branch

6705 Rockledge Drive, Room 1040-A, MSC 7980

Bethesda, MD 20892-7980

ARTICLE I.1 General Clauses For A Cost-Reimbursement Research and Development Contract, paragraph a., is modified to update the following clause(s):

52.202-1	Nov 2013	Definitions (Over the Simplified Acquisition Threshold)
52.203-5	May 2014	Covenant Against Contingent Fees (Over the Simplified Acquisition Threshold)
52.203-7	May 2014	Anti-Kickback Procedures (Over the Simplified Acquisition Threshold)
52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.204-10	Jul 2013	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)
52.209.6	Aug 2013	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)

HHS-556

Contract No: HHSN272201200033C	Modification No: 03	Page 3 of 4

52.216-7	Jun 2013	Allowable Cost and Payment
52.219-8	May 2014	Utilization of Small Business Concerns (Over the Simplified Acquisition Threshold)
52.219-9	Jul 2013	Small Business Subcontracting Plan (Over $650,000)
52.225-1	May 2014	Buy American - Supplies
52.232-23	May 2014	Assignment of Claims
52.233-1	May 2014	Disputes
52.222-35	Jul 2014	Equal Opportunity for Veterans ($100,000 or more)
52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
52.222-37	Jul 2014	Employment Reports on Veterans ($100,000 or more)
52.222-54	Aug 2013	Employee Eligibility Verification (Over the Simplified Acquisition Threshold)
52.227-11	May 2014	Patent Rights – Ownership by the Contractor
52.232-17	May 2014	Interest (Over the Simplified Acquisition Threshold
52.232-23	May 2014	Assignment of Claims
52.232-33	Jul 2013	Payment by Electronic Funds Transfer--System for Award Management
52.233-1	May 2014	Disputes
52.225-1	May 2014	Buy American - Supplies
52.227-14	May 2014	Rights in Data - General
52.244-6	Jul 2014	Subcontracts for Commercial Items

ARTICLE I.3 Additional Contract Clauses, paragraphs a. and b., are hereby modified to update the following clause(s):

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER1) CLAUSES:

13.	FAR Clause 52.230-2, Cost Accounting Standards (May 2014).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

3.	HHSAR Clause 352.231-70, Salary Rate Limitation (August 2012).
Note: P.L. 113-76 sets forth the Salary Rate Limitation at the Executive Level II Rate, effective January 17, 2014

See the following website for Executive Schedule rates of pay: http://www.opm.gov/oca/ .

(For current year rates, click on Salaries and Wages/Executive Schedule/Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages/select Another Year at the top of the page/Executive Schedule/Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

FAR (48 CFR) 53.243

HHS-556